UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): May 17, 2006
FBL Financial Group, Inc.
(Exact name of registrant as specified in its charter)

Iowa	1-11917	42-1411715

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5400 University Avenue, West Des Moines, Iowa	50266

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (515) 225-5400
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     At the 2006 Annual Meeting of Shareholders of FBL Financial Group, Inc. on May 17, 2006, the Company’s shareholders approved the Company’s 2006 Class A Common Stock Compensation Plan. The Plan reserves 5,000,000 shares of Class A Common Stock for future issuance under the Plan. As described in the Company’s proxy statement dated March 31, 2006, upon adoption of the 2006 Plan, no further grants of equity interests will be made under the Company’s 1996 Class A Common Stock Compensation Plan. This description of the 2006 Plan is qualified by reference to the 2006 Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.

10.1	FBL Financial Group, Inc. 2006 Class A Common Stock Compensation Plan

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FBL FINANCIAL GROUP, INC.
By:	/s/ James W. Noyce
James W. Noyce
Chief Financial Officer and Chief Administrative Officer

Date: May 19, 2006